UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 30, 2014

ENBRIDGE ENERGY PARTNERS, L.P.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-10934	39-1715850
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 LOUISIANA, SUITE 3300, HOUSTON, TEXAS 77002

(Address of Principal Executive Offices) (Zip Code)

(713) 821-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

Enbridge Energy Partners, L.P., referred to herein as “we” or “our,” previously stated that the estimated target in-service date for our Sandpiper pipeline project would be in early 2016. We now estimate that the in-service date for the Sandpiper pipeline project will occur during 2017. The delay is a result of a longer than expected permitting process in the State of Minnesota.

This information is not deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any registration statements filed under the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ENBRIDGE ENERGY PARTNERS, L.P. (Registrant)

	By:	Enbridge Energy Management, L.L.C.
as delegate of Enbridge Energy Company, Inc., its General Partner

Date: September 30, 2014	By:	/s/ VALORIE WANNER
Valorie Wanner Assistant Corporate Secretary (Duly Authorized Officer)

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